UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

December 01, 2009	(November 16, 2009)
Date of Report	( Date of earliest event reported )

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-32421	58-23420 21
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1718, New York, NY 10170
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (212) 201-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act [17 CFR 240.14d-2(b)]

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act [17 CFR 240.13e-4(c)]

Item 1.01      Entry into a Material Definitive Agreement.

Item 2.03      Creation of a Direct Financial Obligation or an Obligation under an Off–Balance Sheet Arrangement of a Registrant.

On November 20, 2009 and November 23, 2009, Fusion Telecommunications International, Inc. (the “Company”), borrowed the aggregate of $275,000 from Marvin S. Rosen, a Director of the Company. These notes (a) are payable on demand in full upon ten (10) days notice of demand from the lender, (b) bears interest on the unpaid principal amount at the rate of 3.25% per annum and (c) grants the lender a collateralized security interest, pari passu with other lenders, in the Company’s accounts receivable. The proceeds of these notes are to be used primarily for general corporate purposes. The Form of Promissory Note issued for this these transactions are is incorporated by reference as Exhibit 99.1 to this report.

Item 3.02     Unregistered Sales of Equity Securities

On November 16, 2009, the Company entered into a subscription agreement with one (1) accredited investor who is also a Director, for the sale of 27,778 shares of Common Stock and five-year Warrants to purchase 5,556 shares of Common Stock, in consideration for $5,000. Each Warrant is exercisable at $0.22 per share, which is equal to 120% of the closing price of the Company’s Common Stock on the business day before the closing. Proceeds of this sale are to be used primarily for general corporate purposes. The Form of Subscription Agreement and the Form of Warrant used as for this transaction are incorporated by reference and filed as Exhibits 99.1 and 99.2 to this report.

On November 18, 2009, the Company entered into a subscription agreement with two (2) accredited investors, for the sale of an aggregate of 796,875 shares of Common Stock and five-year Warrants to purchase 159,375 shares of Common Stock, in consideration of an aggregate of $127,500. Each Warrant is exercisable at $0.19 per share, which is equal to 120% of the closing price of the Company’s Common Stock on the business day before the closing. Proceeds from these sales will be used primarily for general corporate purposes. The Form of Subscription Agreement and the Form of Warrant used as for this transaction are incorporated by reference and filed as Exhibits 99.1 and 99.2 to this report.

On November 18, 2009, two (2) Directors of the Company, Marvin S. Rosen and Philip D. Turits, converted an aggregate of $395,000 from loans previously made to the Company. The loan amounts converted were from five (5) promissory notes dated 12/31/07, 04/17/08, 09/14/09, and 11/09/09 and 11/10/09, into an aggregate of 2,468,750 shares of Common Stock and five-year Warrants to purchase 493,750 shares of Common Stock as determined by the closing price of the Common Stock on the business day prior to the closing of this conversion. Each warrant is exercisable at $0.19 per share, which is equal to 120% of the closing price of the Company’s Common Stock on the business day before closing of this conversion. The Form of Subscription Agreement and the Form of Warrant used as for this transaction are incorporated by reference and filed as Exhibits 99.1 and 99.2 to this report.

On November 19, 2009, the Company entered into a subscription agreement with one (1) accredited investors, for the sale of 62,500 shares of Common Stock and five-year Warrants to purchase 12,500 shares of Common Stock, in consideration for $10,000. Each Warrant is exercisable at $0.19 per share, which is equal to 120% of the closing price of the Company’s Common Stock on the business day before the closing. Proceeds from this sale will be used primarily for general corporate purposes. The Form of Subscription Agreement and the Form of Warrant used as for this transaction are incorporated by reference and filed as Exhibits 99.1 and 99.2 to this report.

On November 25, 2009, the Company entered into a subscription agreement with one (1) accredited investors, for the sale of 178,572 shares of Common Stock and five-year Warrants to purchase 35,715 shares of Common Stock, in consideration for $25,000. Each Warrant is exercisable at $0.17 per share, which is equal to 120% of the closing price of the Company’s Common Stock on the business day before the closing. Proceeds from this sale will be used primarily for general corporate purposes. The Form of Subscription Agreement and the Form of Warrant used as for this transaction are incorporated by reference and filed as Exhibits 99.1 and 99.2 to this report.

On November 27, 2009, the Company entered into a subscription agreement with one (1) accredited investors, for the sale of 150,000 shares of Common Stock and five-year Warrants to purchase 30,000 shares of Common Stock, in consideration for $22,500. Each Warrant is exercisable at $0.18 per share, which is equal to 120% of the closing price of the Company’s Common Stock on the business day before the closing. Proceeds from this sale will be used primarily for general corporate purposes. The Form of Subscription Agreement and the Form of Warrant used as for this transaction are incorporated by reference and filed as Exhibits 99.1 and 99.2 to this report.

On December 1, 2009, the Company entered into a subscription agreement with one (1) accredited investors, who is also a Director, for the sale of 178,572 shares of Common Stock and five-year Warrants to purchase _35,715 shares of Common Stock, in consideration for $25,000. Each Warrant is exercisable at $0.17 per share, which is equal to 120% of the closing price of the Company’s Common Stock on the business day before the closing. Proceeds from this sale will be used primarily for general corporate purposes. The Form of Subscription Agreement and the Form of Warrant used as for this transaction are incorporated by reference and filed as Exhibits 99.1 and 99.2 to this report.

The securities described above were offered by the Company and no commission or similar remuneration was paid in connection with the sales. Each of the investors represented that it was an “accredited investor” and was acquiring the securities for its own account, for investment purposes only and acknowledged that the securities were not registered under Federal or State securities laws and that the securities could not be transferred or disposed of absent such registration or the availability of an applicable exemption from registration. In addition, each certificate evidencing the securities bears or will bear a legend describing the restrictions on transferability under applicable law. No general solicitation or advertising was used in connection with this offering. The securities were issued in reliance on the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended, and the rules and regulations there under including Rule 506 of Regulation D.  The proceeds of the offering will primarily be used for general corporate purposes. The Company has agreed to file a registration statement with the Securities and Exchange Commission covering resale of the common stock issued and issuable to the investors.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

99.1	Form of Promissory Note (incorporated by reference to Exhibit 10.2 to the Registrant’s Form 8-K filed with the Securities Exchange Commission on January 7, 2009).
10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed with the Securities Exchange Commission on September 25, 2009)
10.2	Form of Warrant incorporated by reference to Exhibit 10.2 to the Registrant’s Form 8-K filed with the Securities Exchange Commission on September 25, 2009)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report on FORM 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

By: /s/ BARBARA HUGHES
Barbara Hughes
December 1, 2009	as Chief Financial Officer